UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2019

Star Alliance International Corp.

(Exact name of small business issuer as specified in its charter)

Nevada	333-197692	37-1757067
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5763 Corsa Avenue Suite 218, Woodland Hill, CA 91362
(Address of principal executive offices)

(833) 443-STAR
(Issuer’s telephone number)

______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – Corporate Governance and Management

Item 5.02	Termination of a Director and Appointment of a new Director

On December 9, 2019 the Board accepted the resignation of Mr. Juan Lemus. Mr. Lemus resigned due to the difficulty of being able to fulfil his duties for the Company while residing overseas. There are no disputes or disagreements with Mr. Lemus.

Item 5.02	Appointment of a New Director and Officer

The Board of Directors formally appointed Mr. Anthony L. Anish as the Company Secretary and a Director of the Company on March 28, 2019.

Mr. Anish, as Corporate Secretary, is responsible for board minutes and implementing board decisions, advising directors, handling share issuances and transactions, legal requirements, auditors, lawyers, tax advisers, bankers and shareholders on governance issues, and ensuring compliance of relevant laws and regulatory matters. Mr. Anish successfully founded and expanded the London-based Anish and Co., chartered accountants, Mr. Anish sold his interest to two junior partners to join as CFO his accounting client, Performance Tire, Ltd. A year later he joined Performance Tire, Inc. where he led an expansion into the U.S. that took sales from $2MM to $28MM in 2 years. He later purchased the company's 9 retail stores, which he sold to return to his accounting and finance background. As President of AM Capital, Inc. Mr. Anish provided business finance for companies through equipment leasing and asset-based lending from its Orange County office. In 2009 he joined M Line Holdings, Inc. and later became CEO. Prior to joining M-Line he consulted on a number of reverse mergers, provided business finance to private and public companies, and assisted taking a private company public through the full registration process. Mr. Anish received his Chartered Accounting degree after articling with Percy Phillips and Co., a London based Chartered Accounting firm.

Although Mr. Anish has signed an employment agreement with compensation of $60,000 per annum, this agreement will not become effective until the Company has a positive cash flow.

SECTION 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1.	Employment Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Alliance International Corp.

/s/ Richard Carey

Richard Carey
Chief Executive Officer

Date: December 16, 2019

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